               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) January 15, 2003

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                   AND NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On January 25, 2003,  Registrant made available  the
          Monthly Servicer Certificates for the Period of December 2002
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                    AND NAVISTAR FINANCIAL 2002-B OWNER TRUST

             (Exact name of Registrant as specified in its charter)

Date:  May 27, 2003                       By:/s/ Ronald D. Markle
-----------------------                          --------------------------
                                                 Ronald D. Markle
                                                 Vice President & Controller

                                    FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated January 15, 2003

   20.2        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated January 15, 2003

   20.3        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated January 15, 2003

   20.4        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated January 15, 2003

   20.5        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated January 15, 2003

   20.6        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate, dated January 15, 2003

   20.7        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate, dated January 15, 2003

                    Navistar Financial 1999 - A Owner Trust
                        For the Month of December, 2002
                     Distribution Date of January 15, 2003
                            Servicer Certificate #44

Original Pool Amount		$ 714,764,750.47
Beginning Pool Balance		$ 78,436,741.79
Beginning Pool Factor	0.10973	78
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)		$ 7,805,846.22
Interest Collected		$ 527,280.41
Additional Deposits:
Repurchase Amounts		$ 0.00
Liquidation Proceeds / Recoveries		$ 249,978.97
Total Additional Deposits		$ 249,978.97
Repos / Chargeoffs		$ 79,762.88
Aggregate Number of Notes Charged Off		97
Total Available Funds		$ 8,504,479.73
Ending Pool Balance		$ 70,629,758.56
Ending Pool Factor	0.09881	54
Servicing Fee		$ 65,363.95
Repayment of Servicer Advances		$ 78,625.87
Memo Item - Reserve Account
Prior Month		$ 14,295,295.01
Invest. Income		$ 15,818.68
Excess Service		$ 230,859.53
Transfer (to) / from Collections Account		$ 0.00
Beginning Balance		$ 14,541,973.22
Reserve Account:
Beginning Balance (see Memo Item)		$ 14,541,973.22
Target Percentage	5.	25%
Target Balance		$ 3,708,062.32
Minimum Balance		$ 14,295,295.01
(Release) / Deposit		($ 246,678.21)
Ending Balance		$ 14,295,295.01
Current Weighted Average APR:	8.0	69%
Current Weighted Average Remaining Term (months):		14.25

Delinquencies		Dollars	Notes
Installments:	1-30 days	$ 1,098,046.23	827
	31-60 days	$ 342,469.57	222
	60+ days	$ 358,322.00	78

Total:		$ 1,798,837.80	863

Balances:	60+ days	$ 1,146,508.97	78

                    Navistar Financial 1999 - A Owner Trust
                        For the Month of December, 2002

                                     NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$714,764,750.47	$147,000,000.00	$197,000,000.00	$200,000,000.00	$145,745,000.00	$25,019,750.47
Distributions:
Distribution Percentages		0.00%	0.00%	0.00%	96.50%	3.50%
Coupon		5.0025%	5.5500%	5.9500%	6.1300%	6.2200%

Beginning Pool Balance	$78,436,741.79
Ending Pool Balance	$70,629,758.56

Collected Principal	$7,727,220.35
Collected Interest	$527,280.41
Charge - Offs	$79,762.88
Liquidation Proceeds / Recoveries	$249,978.97
Servicing	$65,363.95
Cash Transfer from Reserve Account	$0.00
Total Collections Avail for Debt Service	$8,439,115.78

Beginning Balance	$78,436,741.80	$0.00	$0.00	$0.00	$70,543,471.64	$7,893,270.16

Interest Due	$401,273.02	$0.00	$0.00	$0.00	$360,359.57	$40,913.45
Interest Paid	$401,273.02	$0.00	$0.00	$0.00	$360,359.57	$40,913.45
Principal Due	$7,806,983.23	$0.00	$0.00	$0.00	$7,533,738.82	$273,244.41
Principal Paid	$7,806,983.23	$0.00	$0.00	$0.00	$7,533,738.22	$273,244.41

Ending Balance	$70,629,758.57	$0.00	$0.00	$0.00	$63,009,732.82	$7,620,025.75
Note / Certificate Pool Factor		0.0000	0.0000	0.0000	0.4323	0.3046
(Ending Balance / Original Pool Amount)
Total Distributions	$8,208,256.25	$0.00	$0.00	$0.00	$7,894,098.39	$314,157.86

Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
(required from Reserve)
Excess Servicing	$230,859.53
(see Memo Item - Reserve Account)

Beginning Reserve Acct Balance	$14,541,973.22
(Release) / Draw	($ 246,678.21)
Ending Reserve Acct Balance	$14,295,295.01

                    Navistar Financial 1999 - A Owner Trust
                        For the Month of December, 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
	Aug-02 (mo. 5)	Sep-02 (mo. 4)	Oct-02 (mo. 3)	Nov-02 (mo. 2)	Dec-02 (mo. 1)
Beginning Pool Balance	$110,209,301.93	$101,123,088.96	$93,721,766.86	$84,664,306.24	$78,436,741.79
A) Loss Trigger:
Principal of Contracts Charged Off	$163,237.14	$96,391.57	$146,442.40	$21,518.12	$9,762.88
Recoveries	$1,227,300.95	$617,801.28	$1,219,484.14	$208,596.96	$249,978.97

Total Charged Off (Months 5, 4, 3)	$406,071.11
Total Recoveries (Months 3, 2, 1)	$1,678,060.07
Net Loss/(Recoveries) for 3 Mos	($1,271,988.96)	(a)

Total Balance (Months 5, 4, 3)	$305,054,157.75	(b)

Loss Ratio Annualized [(a/b)*(12)]	-5.0037%

Trigger: Is Ratio > 1.5%	No

	Oct-02	Nov-02	Dec-02
B) Delinquency Trigger:
Balance delinquency 60+ days	$708,777.13	$856,007.10	$1,146,508.97
As % of Beginning Pool Balance	0.75626%	1.01106%	1.46170%
Three Month Average	0.82208%	0.90033%	1.07634%
Trigger:Is Average > 2.0%	No
C) Noteholders Percent Trigger:	2.00000%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance Trigger
Trigger:Is Minimum ‹ 1.0%	No

                             Navistar Financial 2000 - A Owner Trust
                                 For the Month of December, 2002
                              Distribution Date of January 15, 2003
                                     Servicer Certificate #35

Original Pool Amount	$ 380,843,908.73
Subsequent Receivables (transferred 3/13/00)	$ 74,413,256.03
Subsequent Receivables (transferred 3/20/00)	$ 19,742,835.24
Beginning Pool Balance	$ 109,136,683.54
Beginning Pool Factor	0.2297614
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 9,861,150.41
Interest Collected	$ 844,983.06
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 207,838.22
Total Additional Deposits	$ 207,838.22
Repos / Chargeoffs	$ 154,935.75
Aggregate Number of Notes Charged Off	61
Total Available Funds	$ 10,769,762.09
Ending Pool Balance	$ 99,264,806.98
Ending Pool Factor	0.2089785
Servicing Fee	$ 90,947.24
Repayment of Servicer Advances	$ 144,209.60
Memo Item - Reserve Account
Prior Month	$ 9,500,000.00
Invest. Income	$ 9,547.26
Excess Service	$ 138,600.96
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$ 9,648,148.22
Reserve Account:
Beginning Balance (see Memo Item)	$ 9,648,148.22
Target Percentage	5.50%
Target Balance	$ 5,459,564.38
Minimum Balance	$ 9,500,000.00
(Release) / Deposit	($ 148,148.22)
Ending Balance	$ 9,500,000.00
Current Weighted Average APR:	9.003%
Current Weighted Average Remaining Term (months):	23.89

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$852,847.37	812
	31 - 60 days	$253,637.76	192
	60 days	$265,942.30	56

Total:		$1,372,427.43	825

Balances:	60 days	$1,574,564.58	56
                    Navistar Financial 2000 - A Owner Trust
                        For the Month of December, 2002

                                   NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 475,000,000.00	$ 84,000,000.00	$ 142,000,000.00	$ 110,000,000.00	$ 121,187,500.00	$17,812,500.00
Distributions:
Distribution Percentages		0.00%	0.00%	0.00%	96.25%	3.75%
Coupon		6.0800%	6.8200%	7.2000%	7.3400%	7.4700%
Beginning Pool Balance	$ 109,136,683.54
Ending Pool Balance	$ 99,264,806.98
Collected Principal	$ 9,716,940.81
Collected Interest	$ 844,983.06
Charge - Offs	$ 154,935.75
Liquidation Proceeds / Recoveries	$ 207,838.22
Servicing	$ 90,947.24
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 10,678,814.85
Beginning Balance	$ 109,136,683.54	$ 0.00	$ 0.00	$ 0.00	$ 101,894,057.92	$ 7,242,625.62
Interest Due	$ 668,337.33	$ 0.00	$ 0.00	$ 0.00	$ 623,251.99	$ 45,085.34
Interest Paid	$ 668,337.33	$ 0.00	$ 0.00	$ 0.00	$ 623,251.99	$ 45,085.34
Principal Due	$ 9,871,876.56	$ 0.00	$ 0.00	$ 0.00	$ 9,501,681.19	$ 370,195.37
Principal Paid	$ 9,871,876.56	$ 0.00	$ 0.00	$ 0.00	$ 9,501,681.19	$ 370,195.37
Ending Balance	$ 99,264,806.98	$ 0.00	$ 0.00	$ 0.00	$ 92,392,376.73	$ 6,872,430.25
Note / Certificate Pool Factor		0.0000	0.0000	0.0000	0.7624	0.3858
(Ending Balance / Original Pool Amount)
Total Distributions	$ 10,540,213.89	$ 0.00	$ 0.00	$ 0.00	$ 10,124,933.18	$ 415,280.71
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 138,600.96
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 9,648,148.22
(Release) / Draw	($ 148,148.22)
Ending Reserve Acct Balance	$ 9,500,000.00
                    Navistar Financial 2000 - A Owner Trust
                        For the Month of December, 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Aug-02 (mo.5)	Sep-02 (mo. 4)	Oct-02 (mo. 3)	Nov-02 (mo. 2)	Dec-02 (mo. 1)
Beginning Pool Balance	$140,465,616.36	$132,983,514.32	$125,236,783.70	$115,873,805.19	$109,136,683.54
A)Loss Trigger:
Principal of Contracts Charged Off	$ 266,238.03	$ 224,483.31	$ 124,194.48	$ 219,191.74	$ 154,935.75
Recoveries	$ 932,818.79	$ 261,304.20	$ 843,153.47	$ 179,334.86	$ 207,838.22

Total Charged Off (Months 5, 4, 3)	$ 614,915.82
Total Recoveries (Months 3, 2, 1)	$ 1,230,326.55
Net Loss / (Recoveries) for 3 Mos	($ 615,410.73)	(a)
Total Balance (Months 5, 4, 3)	$ 398,685,914.38	(b)
Loss Ratio Annualized [(a/b) * (12)]	-1.8523%
Trigger: Is Ratio > 1.5%	No

	Oct-02	Nov-02	Dec-02
B) Delinquency Trigger:
Balance delinquency 60+ days	$1,116,192.52	$ 1,286,211.78	$ 1,574,564.58
As % of Beginning Pool Balance	0.89127%	1.11001%	1.44275%
Three Month Average	0.96525%	1.04356%	1.14801%
Trigger: Is Average > 2.0%	No
C) Noteholders Percent Trigger:	2.0000%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance
Trigger: Is Minimum ‹ 1.0%	No

                            Navistar Financial 2000 - B Owner Trust
                                 For the Month of December, 2002
                              Distribution Date of January 15, 2003
                                     Servicer Certificate #27

Original Pool Amount	$ 764,710,097.53
Beginning Pool Balance	$ 200,883,842.62
Beginning Pool Factor	0.2626928
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 14,867,268.64
Interest Collected	$ 1,598,509.09
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 376,912.17
Total Additional Deposits	$ 376,912.17
Repos / Chargeoffs	$ 717,764.05
Aggregate Number of Notes Charged Off	197
Total Available Funds	$ 16,780,379.23
Ending Pool Balance	$ 185,361,120.60
Ending Pool Factor	0.2423940
Servicing Fee	$ 167,403.20
Repayment of Servicer Advances	$ 62,310.67
Memo Item - Reserve Account
Prior Month	$ 15,294,201.95
Invest. Income	$ 14,102.70
Excess Service	$ 0.00
Transfer (to) / from Collections Account	($ 46,544.29)
Beginning Balance	$ 15,261,760.36
Reserve Account:
Beginning Balance (see Memo Item)	$ 15,261,760.36
Target Percentage	5.50%
Target Balance	$ 10,194,861.63
Minimum Balance	$ 15,294,201.95
(Release) / Deposit	($ 14,102.70)
Ending Balance	$ 15,247,657.66
Current Weighted Average APR:	9.888%
Current Weighted Average Remaining Term (months):	27.65

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,693,317.60	1,668
	31 - 60 days	$506,611.27	454
	60 + days	$441,430.00	142

Total:		$2,641,358.87	1,701

Balances:	60 + days	$4,150,762.00	142
                    Navistar Financial 2000 - B Owner Trust
                        For the Month of December, 2002

                                   NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 764,710,097.53	$ 140,000,000.00	$ 232,400,000.00	$ 184,900,000.00	$ 178,733,000.00	$28,677,097.53
Distributions:
Distribution Percentages		0.00%	0.00%	60.35%	35.90%	3.75%
Coupon		6.7300%	6.6600%	6.6700%	6.7800%	7.0300%
Beginning Pool Balance	$ 200,883,842.62
Ending Pool Balance	$ 185,361,120.60
Collected Principal	$ 14,804,957.97
Collected Interest	$ 1,598,509.09
Charge - Offs	$ 717,764.05
Liquidation Proceeds / Recoveries	$ 376,912.17
Servicing	$ 167,403.20
Cash Transfer from Reserve Account	$ 46,544.29
Total Collections Avail for Debt Service	$ 16,659,520.32
Beginning Balance	$ 200,883,842.63	$ 0.00	$ 0.00	$ 9,367,229.63	$ 178,733,000.00	$12,783,613.00
Interest Due	$ 1,136,798.30	$ 0.00	$ 0.00	$ 52,066.18	$ 1,009,841.45	$ 74,890.67
Interest Paid	$ 1,136,798.30	$ 0.00	$ 0.00	$ 52,066.18	$ 1,009,841.45	$ 74,890.67
Principal Due	$ 15,522,722.02	$ 0.00	$ 0.00	$ 9,367,229.63	$ 5,573,390.31	$ 582,102.08
Principal Paid	$ 15,522,722.02	$ 0.00	$ 0.00	$ 9,367,229.63	$ 5,573,390.31	$ 582,102.08
Ending Balance	$ 185,361,120.61	$ 0.00	$ 0.00	$ 0.00	$ 173,159,609.69	$12,210,510.92
Note / Certificate Pool Factor		0.0000	0.0000	0.0000	0.9688	0.4255
(Ending Balance / Original Pool Amount)
Total Distributions	$ 16,659,520.32	$ 0.00	$ 0.00	$ 9,419,295.81	$ 6,583,231.76	$ 656,992.75
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 0.00
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 15,261,760.36
(Release) / Draw	($ 14,102.70)
Ending Reserve Acct Balance	$ 15,247,657.66
                    Navistar Financial 2000 - B Owner Trust
                        For the Month of December, 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Aug-02 (mo. 5)	Sep-02 (mo. 4)	Oct-02 (mo. 3)	Nov-02 (mo. 2)	Dec-02 (mo. 1)
Beginning Pool Balance	$247,235,040.31	$234,823,110.15	$224,583,059.73	$211,064,890.06	$200,883,842.62
A)Loss Trigger:
Principal of Contracts Charged Off	$ 624,414.33	$ 394,986.20	$ 750,417.60	$ 773,751.09	$ 717,764.05
Recoveries	$ 2,891,249.60	$ 804,036.34	$ 1,550,380.07	$ 964,845.74	$ 376,912.17

Total Charged Off (Months 5, 4, 3)	$ 1,769,818.13
Total Recoveries (Months 3, 2, 1)	$ 2,892,137.98
Net Loss / (Recoveries) for 3 Mos	($1,122,319.85)	(a)
Total Balance (Months 5, 4, 3)	$ 706,641,210.19	(b)
Loss Ratio Annualized [(a/b) * (12)]	-1.9059%
Trigger: Is Ratio > 1.5%	No

	Oct-02	Nov-02	Dec-02
B)Delinquency Trigger:
Balance delinquency 60+ days	$ 2,385,606.96	$ 2,922,504.28	$ 4,150,762.00
As % of Beginning Pool Balance	1.06224%	1.38465%	2.06625%
Three Month Average	1.09660%	1.25640%	1.50438%
Trigger: Is Average > 2.0%	No
C)Noteholders Percent Trigger:	1.9939%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance
Trigger: Is Minimum ‹ 1.0%	No

                            Navistar Financial 2001 - A Owner Trust
                                For the Month of December 2002
                             Distribution Date of January 15, 2003
                                   Servicer Certificate #21

Original Pool Amount	$ 257,155,638.25
Subsequent Receivables (transferred 4/30/01)	$ 53,340,411.35
Subsequent Receivables (transferred 5/30/01 )	$ 67,396,152.49
Subsequent Receivables (transferred 6/28/01)	$ 22,107,022.10
Beginning Pool Balance	$ 175,426,473.54
Beginning Pool Factor	0.43857
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 10,013,054.76
Interest Collected	$ 1,380,957.64
Mandatory Prepayments	$ 0.00
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 202,923.19
Total Additional Deposits	$ 202,923.19
Repos / Chargeoffs	$ 193,289.62
Aggregate Number of Notes Charged Off	107
Total Available Funds	$ 11,591,518.69
Ending Pool Balance	$ 165,225,546.06
Ending Pool Factor	0.41306
Servicing Fee	$ 146,188.73
Repayment of Servicer Advances	$ 5,416.90
Memo Item - Reserve Account
Prior Month	$ 9,648,456.04
Invest. Income	$ 8,931.20
Excess Service	$ 476,506.45
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$ 10,133,893.69
Reserve Account:
Beginning Balance (see Memo Item)	$ 10,133,893.69
Target Percentage	5.50000%
Target Balance	$ 9,087,405.03
Minimum Balance	$ 7,999,984.48
(Release) / Deposit	($ 1,046,488.66)
Ending Balance	$ 9,087,405.03
Current Weighted Average APR:	9.5690%
Current Weighted Average Remaining Term (months):	33.60

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,138,683.89	1,175
	31 - 60 days	$ 436,552.43	412
	60+ days	$ 137,746.31	83

Total:		$1,712,982.63	1,240

Balances:	60+ days	$2,162,070.59	83
                    Navistar Financial 2001 - A Owner Trust
                         For the Month of December 2002

                                   NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 400,000,000.00	$ 72,500,000.00	$ 118,000,000.00	$ 100,000,000.00	$ 92,500,000.00	$17,000,000.00
Distributions:
Distribution Percentages 1		0.00%	0.00%	95.75%	0.00%	4.25%
Coupon		4.2900%	4.4700%	4.9900%	5.4200%	5.5900%
Beginning Pool Balance	$ 175,426,473.54
Ending Pool Balance	$ 165,225,546.06
Collected Principal	$ 10,007,637.86
Collected Interest	$ 1,380,957.64
Charge - Offs	$ 193,289.62
Liquidation Proceeds / Recoveries	$ 202,923.19
Servicing	$ 146,188.73
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 11,445,329.96
Beginning Balance	$ 175,426,473.54	$ 0.00	$ 0.00	$ 72,389,598.41	$ 92,500,000.00	$10,536,875.13
Interest Due 2	$ 767,896.03	$ 0.00	$ 0.00	$ 301,020.08	$ 417,791.67	$ 49,084.28
Interest Paid	$ 767,896.03	$ 0.00	$ 0.00	$ 301,020.08	$ 417,791.67	$ 49,084.28
Principal Due	$ 10,200,927.48	$ 0.00	$ 0.00	$ 9,767,388.06	$ 0.00	$ 433,539.42
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00
Principal Paid	$ 10,200,927.48	$ 0.00	$ 0.00	$ 9,767,388.06	$ 0.00	$ 433,539.42
Ending Balance	$ 165,225,546.06	$ 0.00	$ 0.00	$ 62,622,210.35	$ 92,500,000.00	$10,103,335.71
Note / Certificate Pool Factor
(Ending Balance / Original Pool Amount)		0.0000	0.0000	0.6262	1.0000	0.5943
Total Distributions	$ 10,968,823.51	$ 0.00	$ 0.00	$ 10,068,408.14	$ 417,791.67	$ 482,623.70
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 476,506.45
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 10,133,893.69
(Release) / Draw	($ 1,046,488.66)
Ending Reserve Acct Balance	$ 9,087,405.03
                    Navistar Financial 2001 - A Owner Trust
                         For the Month of December 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Aug-02 (mo. 5)	Sep-02 (mo. 4)	Oct-02 (mo. 3)	Nov-02 (mo. 2)	Dec-02 (mo. 1)
Beginning Pool Balance	$207,444,418.96	$198,961,887.11	$191,417,396.38	$183,027,900.85	$175,426,473.54
A)Loss Trigger:
Principal of Contracts Charged Off	$ 814,332.57	$ 237,194.77	$ 470,542.21	$ 285,043.16	$ 193,289.62
Recoveries	$ 741,662.21	$ 364,010.17	$ 953,836.76	$ 559,061.11	$ 202,923.19

Total Charged Off (Months 5, 4, 3)	$ 1,522,069.55
Total Recoveries (Months 3, 2, 1)	$ 1,715,821.06
Net Loss/(Recoveries) for 3 Mos	($ 193,751.51	)(a)
Total Balance (Months 5, 4, 3)	$ 597,823,702.45
Loss Ratio Annualized [(a/b)*(12)]	-0.3889%
Trigger:Is Ratio > 1.5%	No

	Oct-02	Nov-02	Dec-02
B)Delinquency Trigger:
Balance delinquency 60+ days	$ 1,856,715.21	$ 1,972,536.15	$ 2,162,070.59
As % of Beginning Pool Balance	0.96998%	1.07772%	1.23247%
Three Month Average	0.98045%	1.06254%	1.09339%
Trigger: Is Average > 2.0%	No
C)Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	2.27190%
Trigger: Is Minimum ‹ 1.0%	No

                     Navistar Financial 2001 - B Owner Trust
                         For the Month of December 2002
                      Distribution Date of January 15, 2003
                            Servicer Certificate #15

Original Pool Amount	$ 292,329,093.98
Subsequent Receivables (transferred 11/01/01)	$ 59,897,861.72
Subsequent Receivables (transferred 12/10/01)	$ 117,139,017.24
Subsequent Receivables (transferred 1/14/02)	$ 30,633,447.04
Beginning Pool Balance	$ 310,842,204.96
Beginning Pool Factor	0.6216851
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 11,234,905.12
Interest Collected	$ 2,201,245.27
Mandatory Prepayments	$ 0.00
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 322,995.51
Total Additional Deposits	$ 322,995.51
Repos / Chargeoffs	$ 519,572.80
Aggregate Number of Notes Charged Off	83
Total Available Funds	$ 13,446,551.16
Ending Pool Balance	$ 299,400,321.78
Ending Pool Factor	0.5988013
Servicing Fee	$ 259,035.17
Repayment of Servicer Advances	$ 312,594.74
Memo Item - Reserve Account
Prior Month	$ 17,096,321.27
Invest. Income	$ 19,187.12
Excess Service	$ 772,758.77
Transfer (to) Collections Acct	$ 0.00
Beginning Balance	$ 17,888,267.16
Reserve Account:
Beginning Balance (see Memo Item)	$ 17,888,267.16
Target Percentage	5.50000%
Target Balance	$ 16,467,017.70
Minimum Balance	$ 9,999,988.40
(Release) / Deposit	($ 1,421,249.46)
Ending Balance	$ 16,467,017.70
Current Weighted Average APR:	8.448%
Current Weighted Average Remaining Term (months):	38.34

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,455,630.16	1,597
	31 - 60 days	$ 469,753.49	409
	60+ days	$ 166,810.32	89

Total:		$2,092,193.97	1,634

Balances:	60+ days	$2,644,567.58	89
                    Navistar Financial 2001 - B Owner Trust
                         For the Month of December 2002

                                      NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 500,000,000.00	$ 79,638,000.00	$ 131,715,000.00	$ 179,000,000.00	$ 90,897,000.00	$18,750,000.00
Distributions:
Distribution Percentages 1		0.00%	96.25%	0.00%	0.00%	3.75%
Coupon		2.4400%	2.8300%	1.6700%	4.3700%	4.8300%
Beginning Pool Balance	$ 310,842,204.96
Ending Pool Balance	$ 299,400,321.78
Collected Principal	$ 10,922,310.38
Collected Interest	$ 2,201,245.27
Charge - Offs	$ 519,572.80
Liquidation Proceeds / Recoveries	$ 322,995.51
Swap Payments to/(from)Trust	($ 271,781.67)
Servicing	$ 259,035.17
Investment Earnings from Pre-Funding Acct	$ 0.00
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 12,915,734.32
Beginning Balance	$ 310,842,204.96	$ 0.00	$ 26,302,197.27	$ 179,000,000.00	$ 90,897,000.00	$14,643,007.69
Interest Due 2	$ 701,092.37	$ 0.00	$ 62,029.35	$ 249,108.33	$ 331,016.58	$ 58,938.11
Interest Paid	$ 701,092.37	$ 0.00	$ 62,029.35	$ 249,108.33	$ 331,016.58	$ 58,938.11
Principal Due	$ 11,441,883.18	$ 0.00	$ 11,012,812.56	$ 0.00	$ 0.00	$ 429,070.62
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Paid	$ 11,441,883.18	$ 0.00	$ 11,012,812.56	$ 0.00	$ 0.00	$ 429,070.62
Ending Balance	$ 299,400,321.78	$ 0.00	$ 15,289,384.71	$ 179,000,000.00	$ 90,897,000.00	$14,213,937.07
Note / Certificate Pool Factor		0.00000	0.11610	1.00000	1.00000	0.75810
(Ending Balance / Original Pool Amount)
Total Distributions	$ 12,142,975.55	$ 0.00	$ 11,074,841.91	$ 249,108.33	$ 331,016.58	$ 488,008.73
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 772,758.77
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 17,888,267.16
(Release) / Draw	($ 1,421,249.46)
Ending Reserve Acct Balance	$ 16,467,017.70
                    Navistar Financial 2001 - B Owner Trust
                         For the Month of December 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Aug-02 (mo. 5)	Sep-02 (mo. 4)	Oct-02 (mo. 3)	Nov-02 (mo. 2)	Dec-02 (mo. 1)
Beginning Pool Balance	$366,617,480.24	$354,892,829.73	$343,809,355.38	$327,232,621.99	$310,842,204.96

A)Loss Trigger:
Principal of Contracts Charged Off	$ 329,763.07	$ 749,945.18	$ 512,403.83	$ 200,409.24	$ 519,572.80
Recoveries	$ 431,318.70	$ 173,741.29	$ 918,697.08	$ 617,722.26	$ 322,995.51

Total Charged Off (Months 5, 4, 3)	$ 1,592,112.08
Total Recoveries (Months 3, 2, 1)	$ 1,859,414.85
Net Loss/(Recoveries) for 3 Mos	($ 267,302.77	)(a)
Total Balance (Months 5, 4, 3)	$ 1,065,319,665.35
Loss Ratio Annualized [(a/b)*(12)]	-0.3011%
Trigger:Is Ratio > 1.5%	No

	Oct-02	Nov-02	Dec-02
B)Delinquency Trigger:
Balance delinquency 60+ days	$ 2,248,375.43	$ 2,937,974.13	$ 2,644,567.58
As % of Beginning Pool Balance	0.65396%	0.89782%	0.85077%
Three Month Average	0.66485%	0.76069%	0.80085%
Trigger:Is Average > 2.0%	No
C)Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	3.29340%
Trigger:Is Minimum ‹ 1.0%	No
                     Navistar Financial 2002 - A Owner Trust
                         For the Month of December 2002
                      Distribution Date of January 15, 2003
                             Servicer Certificate #9

Original Pool Amount	$ 317,954,886.53
Subsequent Receivables (transferred 04/30/02)	$ 69,994,775.15
Subsequent Receivables (transferred 05/31/02)	$ 112,050,220.64
Subsequent Receivables (transferred 00/00/00)	$ 0.00
Beginning Pool Balance	$ 387,711,877.75
Beginning Pool Factor	0.77542
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 14,069,624.22
Interest Collected	$ 2,364,461.27
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 67,258.35
Total Additional Deposits	$ 67,258.35
Repos / Chargeoffs	$ 500,312.32
Aggregate Number of Notes Charged Off	50
Total Available Funds	$ 16,123,558.87
Ending Pool Balance	$ 373,519,726.18
Ending Pool Factor	0.7470396
Servicing Fee	$ 323,093.23
Repayment of Servicer Advances	$ 377,784.97
Memo Item - Reserve Account
Prior Month	$ 21,890,209.87
Invest. Income	$ 24,356.72
Excess Service	$ 328,738.23
Transfer (to) Collections Account	$ 0.00
Beginning Balance	$ 22,243,304.82
Reserve Account:
Beginning Balance (see Memo Item)	$ 22,243,304.82
Target Percentage	5.50000%
Target Balance	$ 20,543,584.94
Specified Yield Supplement Amount	$ 432,385.44
Specified Yield Supplement Amount	$ 25,884.41
Specified Reserve Account Balance	$ 21,001,854.79
Minimum Balance	$ 9,999,997.65
(Release) / Deposit	($ 1,241,450.03)
Ending Balance	$ 21,001,854.79
Current Weighted Average APR:	7.672%
Current Weighted Average Remaining Term (months):	40.66

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,652,273.26	1,528
	31 - 60 days	$ 446,942.63	361
	60+ days	$ 115,202.38	52

Total:		$2,214,418.27	1,594

Balances:	60+ days	$1,703,454.93	52
                    Navistar Financial 2002 - A Owner Trust
                         For the Month of December 2002

                                  NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 500,000,000.00	$ 73,000,000.00	$ 182,000,000.00	$ 104,000,000.00	$ 121,000,000.00	$20,000,000.00
Distributions:
Distribution Percentages 1		0.00%	96.00%	0.00%	0.00%	4.00%
Coupon		1.9600%	3.0700%	4.0900%	4.7600%	4.9500%
Beginning Pool Balance	$ 387,711,877.75
Ending Pool Balance	$ 373,519,726.18
Collected Principal	$ 13,691,839.25
Collected Interest	$ 2,364,461.27
Charge - Offs	$ 500,312.32
Liquidation Proceeds / Recoveries	$ 67,258.35
Servicing	$ 323,093.23
Investment Earnings from Pre-Funding Acct	$ 0.00
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 15,800,465.64
Beginning Balance	$ 387,711,877.75	$ 0.00	$ 144,283,402.64	$ 104,000,000.00	$ 121,000,000.00	$18,428,475.11
Interest Due 2	$ 1,279,575.84	$ 0.00	$ 369,125.04	$ 354,466.67	$ 479,966.67	$ 76,017.46
Interest Paid	$ 1,279,575.84	$ 0.00	$ 369,125.04	$ 354,466.67	$ 479,966.67	$ 76,017.46
Principal Due	$ 14,192,151.57	$ 0.00	$ 13,624,465.51	$ 0.00	$ 0.00	$ 567,686.06
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Paid	$ 14,192,151.57	$ 0.00	$ 13,624,465.51	$ 0.00	$ 0.00	$ 567,686.06
Ending Balance	$ 373,519,726.18	$ 0.00	$ 130,658,937.13	$ 104,000,000.00	$ 121,000,000.00	$17,860,789.05
Note / Certificate Pool Factor		0.00000	0.71790	1.00000	1.00000	0.89300
(Ending Balance / Original Pool Amount)
Total Distributions	$ 15,471,727.41	$ 0.00	$ 13,993,590.55	$ 354,466.67	$ 479,966.67	$ 643,703.52
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 328,738.23
Beginning Reserve Acct Balance	$ 22,243,304.82
(Release) / Draw	($ 1,241,450.03)
Ending Reserve Acct Balance	$ 21,001,854.79
                    Navistar Financial 2002 - A Owner Trust
                         For the Month of December 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Aug-02 (mo. 5)	Sep-02 (mo. 4)	Oct-02 (mo. 3)	Nov-02 (mo. 2)	Dec-02 (mo. 1)
Beginning Pool Balance	$444,073,286.09	$430,449,118.76	$418,871,465.83	$401,781,864.71	$387,711,877.75
A)Loss Trigger:
Principal of Contracts Charged Off	$ 117,989.95	$ 452,484.64	$ 283,426.54	$ 316,645.07	$ 500,312.32
Recoveries	$ 48,318.22	$ 0.00	$ 206,729.89	$ 224,641.78	$ 67,258.35

Total Charged Off (Months 5, 4, 3)	$ 853,901.13
Total Recoveries (Months 3, 2, 1)	$ 498,630.02
Net Loss/Recoveries) for 3 Mos	$ 355,271.11	(a)
Total Balance (Months 5, 4, 3)	$ 1,293,393,870.68	(b)
Loss Ratio Annualized [(a/b)*(12)]	0.3296%
Trigger:Is Ratio > 1.5%	No

	Oct-02	Nov-02	Dec-02
B)Delinquency Trigger:
Balance delinquency 60+ days	$ 1,581,235.77	$ 2,554,943.40	$ 1,703,454.93
As % of Beginning Pool Balance	0.37750%	0.63590%	0.43936%
Three Month Average	0.37617%	0.48974%	0.48425%
Trigger: Is Average > 2.0%	No
C)Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	4.20040%
Trigger:Is Minimum ‹ 1.0%	No
                     Navistar Financial 2002 - B Owner Trust
                         For the Month of December 2002
                      Distribution Date of January 15, 2003
                             Servicer Certificate #2

Original Pool Amount	$ 476,822,132.57
Subsequent Receivables (transferred 11/19/02)	$ 141,557,526.95
Subsequent Receivables (transferred 12/18/02)	$ 111,641,313.30
Subsequent Receivables (transferred 01/30/03)	$ 0.00
Subsequent Receivables (transferred 02/18/03)	$ 0.00
Beginning Pool Balance	$ 695,295,938.66
Beginning Pool Factor	0.9438451
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 19,915,795.73
Interest Collected	$ 4,345,712.55
Mandatory Prepayments	$ 0.00
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 0.00
Total Additional Deposits	$ 0.00
Repos / Chargeoffs	$ 116,972.23
Aggregate Number of Notes Charged Off	3
Total Available Funds	$ 24,182,732.73
Ending Pool Balance	$ 675,341,946.25
Ending Pool Factor	0.9250994
Servicing Fee	$ 579,413.28
Repayment of Servicer Advances	$ 78,775.55
Memo Item - Reserve Account
Prior Month	$ 30,478,228.88
Trans Base	$ 4,465,652.53
Trans Low/0%	$ 51,484.87
Invest. Income	$ 33,496.76
Excess Service	$ 2,323,439.60
Transfer (to)	$ 0.00
Collections Acct
Beginning Balance	$ 37,352,302.64

Reserve Account:
Beginning Balance (see Memo Item)	$ 37,352,302.64
Target Percentage	5.50000%
Target Balance	$ 37,143,807.04
Specified Yield Supplement Amount	$ 818,862.47
Specified Yield Supplement Amount	$ 11,317.21
Specified Reserve Account Balance	$ 37,973,986.72
Minimum Balance	$ 14,600,419.46
(Release) / Deposit	($ 33,496.76)
Ending Balance	$ 37,318,805.88
Current Weighted Average APR:	7.821%
Current Weighted Average Remaining Term (months):	46.53
Current Weighted Average Remaining Term (months):

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$2,431,405.67	2,581
	31 - 60 days	$ 423,224.63	460
	60+ days	$ 53,110.26	52

Total:		$2,907,740.56	2,591

Balances:	60+ days	$1,397,227.78	52
                    Navistar Financial 2002 - B Owner Trust
                         For the Month of December 2003

                                   NOTES

	TOTAL	CLASS A - 1	CLASS A - 2
Original Pool Amount	$ 635,000,000.00	$ 162,000,000.00	$ 230,000,000.00
Distributions:
Distribution Percentages 1		100.00%	0.00%
Coupon		1.6200%	1.9200%
Beginning Pool Balance	$ 695,295,938.66
Ending Pool Balance	$ 675,341,946.25
Collected Principal	$ 19,837,020.18
Collected Interest	$ 4,345,712.55
Charge - Offs	$ 116,972.23
Liquidation Proceeds / Recoveries	$ 0.00
Swap Payments to/(from)Trust	($ 175,583.33)
Servicing	$ 579,413.28
Investment Earnings from Pre-Funding Acct	$ 199,803.29
Negative Carry Amount	$ 232,972.13
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 23,860,511.54
Beginning Balance	$ 815,274,965.84	$ 127,274,965.84	$ 230,000,000.00
Interest Due 2	$ 1,583,079.53	$ 171,821.20	$ 368,000.00
Interest Paid	$ 1,583,079.53	$ 171,821.20	$ 368,000.00
Principal Due	$ 19,953,992.41	$ 19,953,992.41	$ 0.00
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00
Principal Paid	$ 19,953,992.41	$ 19,953,992.41	$ 0.00
Ending Balance
Note / Certificate Pool Factor
(Ending Balance / Original Pool Amount)	$ 795,320,973.43	$ 107,320,973.43	$ 230,000,000.00
		0.66250	1.00000
Total Distributions
	$ 21,537,071.94	$ 20,125,813.61	$ 368,000.00
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 2,323,439.60
Beginning Reserve Acct Balance	$ 37,352,302.64
(Release) / Draw	($ 33,496.76)
Ending Reserve Acct Balance	$ 37,318,805.88

	CLASS A - 3a (3)	CLASS A - 3b	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 215,000,000.00	$ 25,000,000.00	$ 184,000,000.00	$ 34,000,000.00
Distributions:
Distribution Percentages 1	0.00%	0.00%	0.00%	0.00%
Coupon	1.6700%	2.6400%	3.5200%	5.2700%
Beginning Pool Balance
Ending Pool Balance
Collected Principal
Collected Interest
Charge - Offs
Liquidation Proceeds / Recoveries
Swap Payments to/(from)Trust
Servicing
Investment Earnings from Pre-Funding Acct
Negative Carry Amount
Cash Transfer from Pre-Funding Acct
Cash Transfer from Reserve Account
Total Collections Avail for Debt Service
Beginning Balance	$ 215,000,000.00	$ 25,000,000.00	$ 184,000,000.00	$ 34,000,000.00
Interest Due 2	$ 299,208.33	$ 55,000.00	$ 539,733.33	$ 149,316.67
Interest Paid	$ 299,208.33	$ 55,000.00	$ 539,733.33	$ 149,316.67
Principal Due	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Mandatory Prepayments Class A-1 only
Principal Paid	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Ending Balance
Note / Certificate Pool Factor
(Ending Balance / Original Pool Amount)	$ 215,000,000.00	$ 25,000,000.00	$ 184,000,000.00	$ 34,000,000.00
	0.00000	1.00000	1.00000	1.00000
Total Distributions
	$ 299,208.33	$ 55,000.00	$ 539,733.33	$ 149,316.67
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00
                    Navistar Financial 2002 - B Owner Trust
                         For the Month of December 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Jul-02 (mo. 5)	Aug-02 (mo. 4)	Sep-02 (mo. 3)	Oct-02 (mo. 2)	Nov-02 (mo. 1)	Dec-02
Beginning Pool Balance	N/A	N/A	N/A	$545,270,793.43	$688,701,313.60	$795,063,006.85
A)Loss Trigger:
Principal of Contracts Charged Off	N/A	N/A	N/A	$ 73,668.95	$ 374,904.84	$ 116,972.23
Recoveries	N/A	N/A	N/A	N/A	$ 0.00	$ 0.00

Total Charged Off (Months 5, 4, 3)	N\A
Total Recoveries (Months 3, 2, 1)	$0.00
Net Loss/(Recoveries) for 3 Mos	N\A	(a)
Total Balance (Months 5, 4, 3)	$0.00	(b)
Loss Ratio Annualized [(a/b)*(12)]	N\A
Trigger:Is Ratio > 1.5%	No

	Oct-02	Nov-02	Dec-02
B)Delinquency Trigger:
Balance delinquency 60+ days	$358,773.29	$ 1,278,827.25	$ 1,397,227.78
As % of Beginning Pool Balance	0.06580%	0.18569%	0.17574%
Three Month Average	N/A	N/A	0.14241%

Trigger:Is Average > 2.0%	No
C)Noteholders Percent Trigger:
Ending Reserve Account Balance	5.1316%
not less than 1% of Initial Aggregate
Receivables Balance
Trigger:Is Minimum ‹ 1.0%	No